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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 11, 1998

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                            DELL COMPUTER CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                         0-17017                74-2487834
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)



                                  ONE DELL WAY
                          ROUND ROCK, TEXAS 78682-2244
          (Address of principal executive offices, including zip code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 8 -- CHANGE IN FISCAL YEAR.

         On December 11, 1998, the Board of Directors of Dell Computer Corporation, a Delaware corporation (the "Company"), approved a change in the Company's fiscal year from the Sunday closest to January 31 to the Friday closest to January 31. This change will be effective for the current fiscal year ending in 1999. Consequently, the Company's current fiscal year will end on Friday, January 29, 1999. The two days that would otherwise have been included in fiscal year 1999 (i.e., January 30 and January 31) will be included in fiscal year 2000, and the activities for those days will be included in the Company's quarterly and annual reports for fiscal year 2000.

         This change in the fiscal year end will have no material effect on the financial position of the Company and its consolidated subsidiaries, and the results of their operations and their cash flows for either fiscal year 1999 or fiscal year 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         DELL COMPUTER CORPORATION
Dated: December 21, 1998

                                         By: /s/ JAMES M. SCHNEIDER
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                                             James M. Schneider,
                                             Senior Vice President, Finance and
                                                Chief Accounting Officer